UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 09, 2023

iAnthus Capital Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

British Columbia	000-56228	98-1360810
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

214 King Street West Suite 314
Toronto, Ontario		M5H 3S6
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (646) 518-9418

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 9, 2023, iAnthus Capital Holdings, Inc. (the "Company") held its 2023 annual meeting of shareholders (the “Annual Meeting”). As at October 10, 2023, the record date for the Annual Meeting, there were 6,459,843,879 common shares outstanding and entitled to notice of and to vote at the Annual Meeting. A total of 5,433,979,705 common shares, constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting, as set forth in the Company’s Definitive Proxy Statement, filed with the Securities and Exchange Commission on October 13, 2023, are as follows:

Proposal 1. At the Annual Meeting, the Company’s shareholders voted to elect the following individuals as directors of the Company until the next annual meeting of shareholders at which election of directors is considered, or until his or her successor is duly elected or appointed. The results of the vote to elect the six director nominees were as follows:

Directors	For	Against	Abstentions	Broker Non-Votes
Scott Cohen	5,364,985,558	0	7,748,963	36,763,068
Michelle Mathews-Spradlin	5,371,887,099	0	847,422	36,763,068
Kenneth W. Gilbert	5,371,964,184	0	770,337	36,763,068
Alexander Shoghi	5,364,959,258	0	7,775,263	36,763,068
Richard Proud	5,371,962,404	0	772,117	36,763,068
John Paterson	5,359,309,732	0	13,424,789	36,763,068

Proposal 2. At the Annual Meeting, the Company’s shareholders approved the re-appointment of PFK O’Connor Davies, LLP ("PKF"), Chartered Professional Accountants, as auditor of the Company for the fiscal year ending December 31, 2023 and to authorize the directors to fix their remuneration. The results of the vote to re-appoint PKF were as follows:

For	Against	Abstain	Broker Non-Votes
5,406,115,309	0	3,382,280	0

Item 8.01 Other Events.

On November 10, 2023, the Company issued a press release announcing the results of the Annual Meeting. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated November 10, 2023

104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IANTHUS CAPITAL HOLDINGS, INC.

Date:	November 14, 2023	By:	/s/ Richard Proud
Richard Proud Chief Executive Officer